Exhibit 3.24

Mailing Address: PO BOX 9431 Stn Prov Govt. Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard St. Victoria BC 250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: December 2, 2010 07:23 AM Pacific Time

Incorporation Number:        BC0719381

Recognition Date and Time: Incorporated on March 16, 2005 04:36 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

BLUE PEARL MINING INC.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
#1900 - 355 BURRARD STREET	#1900 - 355 BURRARD STREET
VANCOUVER BC V6C 2G8	VANCOUVER BC V6C 2G8
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address: #1900 - 355 BURRARD STREET VANCOUVER BC V6C 2G8 CANADA	Delivery Address: #1900 - 355 BURRARD STREET VANCOUVER BC V6C 2G8 CANADA

1

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:

Saxton, Pamela

Mailing Address:	Delivery Address:
C/O THOMPSON CREEK METALS COMPANY INC.	C/O THOMPSON CREEK METALS COMPANY INC.
26 WEST DRY CREEK CIRCLE, SUITE 810	26 WEST DRY CREEK CIRCLE, SUITE 810
LITTLETON CO 80120	LITTLETON CO 80120
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name: Loughrey, Kevin

Mailing Address: C/O THOMPSON CREEK METALS COMPANY INC. 26 WEST DRY CREEK CIRCLE, SUITE 810 LITTLETON CO 80120 UNITED STATES	Delivery Address: C/O THOMPSON CREEK METALS COMPANY INC. 26 WEST DRY CREEK CIRCLE, SUITE 810 LITTLETON CO 80120 UNITED STATES

Last Name, First Name, Middle Name: CASSITY, WENDY

Mailing Address: 26 WEST DRY CREEK CIRCLE SUITE 810 LITTLETON CO 80120 UNITED STATES	Delivery Address: 26 WEST DRY CREEK CIRCLE SUITE 810 LITTLETON CO 80120 UNITED STATES

Last Name, First Name, Middle Name: Shellhaas, S. Scott

Mailing Address: 26 W. DRY CREEK CIRCLE SUITE 810 LITTLETON CO 80120 UNITED STATES	Delivery Address: 26 W. DRY CREEK CIRCLE SUITE 810 LITTLETON CO 80120 UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	COMMON Shares	Without Par Value

Without Special Rights or Restrictions attached

2

Ministry of Finance Corporate and Personal Property Registries www. corporateonline.gov.bc.ca	Mailing Address: PO BOX 9431 Stn Prov Govt Victoria BC V8W 9V3	Location: 2nd Floor - 940 Blanshard St Victoria BC 250 356-8626

Incorporation	CERTIFIED COPY
Application FORM 1	Of a Document filed with the Province of British Columbia Registrar of Companies
BUSINESS CORPORATIONS ACT Section 10
J S Powell March 16, 2005

FILING DETAILS:	Incorporation Application for:
BLUE PEARL MINING INC.

Incorporation Number : BC0719381

Filed Date and Time:	March 16, 2005 04:36 PM Pacific Time

Recognition Date and Time:	Incorporated on March 16, 2005 04:36 PM Pacific Time

INCORPORATION APPLICATION

Name Reservation Number:	Name Reserved:
NR5780515	BLUE PEARL MINING INC.

INCORPORATION EFFECTIVE DATE:

The incorporation is to take effect at the time that this application is filed with the Registrar.

INCORPORATOR INFORMATION

Last Name, First Name Middle Name:	Mailing Address:
PATON, RON	700 - 625 HOWE ST.
VANCOUVER BC V6C 2T6

COMPLETING PARTY

Last Name, First Name Middle Name:	Mailing Address:
HOSHAL, NIKKI	700 - 625 HOWE ST.
VANCOUVER BC V6C 2T6

Completing Party Statement

I, NIKKI HOSHAL, the completing party, have examined the articles and the incorporation agreement applicable to the company that is to be incorporated by the filing of the Incorporation Application and confirm that:

a)              the Articles and the Incorporation Agreement both contain a signature line for each person identifiedas an incorporator in the Incorporation Application with the name of that person set out legibly under the signature lines,

b)             an original signature has been placed on each of those signature lines, and

c)              I have no reason to believe that the signature placed on a signature line is not the signature of the person whose name is set out under that signature line.

NOTICE OF ARTICLES

Name of Company:

UE PEARL MINING INC.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
700 - 625 HOWE ST.	700 - 625 HOWE ST.
VANCOUVER BC V6C 2T6	VANCOUVER BC V6C 2T6

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
700 - 625 HOWE ST.	700 - 625 HOWE ST.
VANCOUVER BC V6C 2T6	VANCOUVER BC V6C 2T6

DIRECTOR INFORMATION

Last Name, First Name Middle Name:

EDGER, PETER

Mailing Address:	Delivery Address:
UNIT 85 - 5531 CORNWALL DR.	UNIT 85 - 5531 CORNWALL DR.
RICHMOND BC V7C 5N7	RICHMOND BC V7C 5N7

Last Name, First Name Middle Name:
McDONALD, IAN

Mailing Address:	Delivery Address:
1017 PORTAGE	1017 PORTAGE
BALA ON P0C 1A0	BALA ON P0C 1A0

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	COMMON Shares	Without Par Value

Without Special Rights or Restrictions attached